Prospectus Supplement

Liberty Life Assurance Company of Boston

in connection with its

LLAC Variable Account

(Liberty Life’s Spectrum Select Plus®

Flexible Premium Variable Life Insurance Contracts)

Supplement to Prospectus Dated May 1, 2008

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Effective October 29, 2010, Liberty Life Assurance Company of Boston and Liberty Life Securities LLC (LLS), a wholly owned subsidiary of Liberty Life Assurance Company of Boston, terminated the underwriting agreement whereby LLS served as principal underwriter and distributor of the Contracts.

Liberty Life Assurance Company of Boston will continue to accept premium payments,  process transactions and administer benefits provided for in the Contracts.

LLS will cease operations effective with its deregistration as a broker-dealer.  In the absence of broker-dealer distribution agreements, Liberty Life Assurance Company of Boston retains that portion of premium payments otherwise paid as compensation to selling broker-dealers.  New sales of Contracts were previously discontinued as of January 1, 2009.

The section of the Contract Prospectus titled “Distribution of Contracts” is deleted.

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Supplement Dated October 29, 2010	FPV-2010171